Exhibit 99.1

NEWS RELEASE

TEREX AND REV GROUP COMPLETE MERGER, CREATING A PREMIER SPECIALTY EQUIPMENT MANUFACTURER

NORWALK, CT. February 2, 2026 /PRNewswire/ -- Terex Corporation (NYSE: TEX) today announced the successful completion of its merger with REV Group (NYSE: REVG) to form a premier specialty equipment manufacturer with a diversified portfolio and strong growth prospects.

“The combination with REV Group is a defining moment in Terex’s transformation.  It creates a large-scale leader with a wide range of specialty equipment and a highly synergistic portfolio at the same time.  The merger positions the company quite uniquely to accelerate profitable growth with a much more resilient top line,” commented Simon Meester, Terex President & Chief Executive Officer. “We look forward to leveraging the best of both organizations and creating real value for our customers and shareholders.”

Combining the complementary portfolios will unlock significant value-creating synergies totalling $75 million of run-rate value in 2028 with approximately 50% to be achieved over the next twelve months.  Both Terex and REV Group have demonstrated their ability to successfully execute large integrations and deliver expected synergy value.  In addition, the resulting combined company features lower capital intensity with an attractive leverage profile and strong free cash flow.

In connection with the completion of the merger, REV stock ceased trading and is no longer listed on the New York Stock Exchange. The combined company will trade on the New York Stock Exchange as Terex Corporation (NYSE: TEX).

Advisors

Barclays served as exclusive financial advisor, Fried, Frank, Harris, Shriver & Jacobson LLP and Pryor Cashman LLP served as legal counsel, and Joele Frank, Wilkinson Brimmer Katcher served as strategic communications advisor to Terex. J.P. Morgan served as exclusive financial advisor, and Davis Polk & Wardwell LLP served as legal counsel, and Brunswick Group served as strategic communications advisor to REV Group.

About Terex

Terex Corporation is a global leader in specialized equipment solutions, serving essential sectors such as emergency services, waste and recycling, utilities, and construction. Our diversified portfolio positions us in resilient, high-demand markets with strong long-term growth potential.

We design and manufacture advanced specialty vehicles—including fire, ambulance, and Recreational Vehicles—alongside waste collection vehicles, materials processing machinery, mobile elevating work platforms, and equipment for the electric utility industry. Through our global dealer, parts and service network and true value-creating digital solutions, we deliver best-in-class lifecycle support, helping customers maximize return on investment.

With a strong manufacturing footprint in the United States and operations across Europe, India, and Asia Pacific, Terex combines global reach with local expertise to capture opportunities worldwide. Our strategy is clear: exceed customer expectations, invest in innovation, leverage our diversified portfolio, and deliver consistent, profitable growth for our shareholders.

For more information, please visit www.terex.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about Terex’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “will,” “creates,” “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the expected benefits to Terex or the combined company arising from the completion of the transaction between REV and Terex (the “Transaction”), the expected value-creating synergies that may be achieved by the combined company, the expected lower capital intensity and attractive leverage profile of the combined company, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which REV and Terex operate; any failure to promptly and effectively integrate the businesses of REV and Terex; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of REV’s or Terex’s customers, employees or other business partners, including those resulting from the completion of the Transaction; Terex’s issuance of additional shares of its capital stock in connection with the Transaction; the risk that Terex’s exploration of strategic options to exit its Aerials segment may not be successful or that any transaction entered into with respect to Terex’s Aerials segment is not on favorable terms; and the diversion of management’s attention and time to the Transaction and the exploration of strategic options with respect to the Terex Aerials segment and from ongoing business operations and opportunities; and the outcome of any legal proceedings that may be instituted against REV or Terex in connection with the Transaction.

Additional important factors relating to Terex that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the risks and contingencies detailed in Terex’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

These factors are not necessarily all of the factors that could cause Terex’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Terex’s or the combined company’s results.

All forward-looking statements attributable to Terex or the combined company, or persons acting on Terex’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Terex does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Terex updates one or more forward-looking statements, no inference should be drawn that Terex will make additional updates with respect to those or other forward-looking statements. Further information regarding Terex and factors that could affect the forward-looking statements contained herein can be found in Terex’s  Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

Contact

Derek Everitt
VP, Investor Relations
derek.Everitt@terex.com
203-216-8524